UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 2, 2013
Date of report (Date of earliest event reported)

DR. TATTOFF, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	000-52836	20-0594204
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

8500 Wilshire Blvd., Suite 105
Beverly Hills, CA 90211
(Address of Principal Executive Offices) (Zip Code)

(310) 659-5101
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.             Entry into a Material Definitive Agreement.

On December 2, 2013, Dr. Tattoff, Inc. and its subsidiaries (the “Company”), as borrowers, entered into a Credit Agreement with TCA Global Credit Master Fund, LP for a credit facility of $7 million, with an initial loan of $1.3 million.  The term of the loan is six months with two automatic renewals of six months each as long as the loan is not in default.  The loan is secured pursuant to a Security Agreement that covers all of the assets of the Company.  Interest is at 10% per annum, with a receipts collection fee that when added to the interest on the note will not exceed 1.5% per month.  There are required principal payments of 2% of collections with the balance of the loan due at maturity.  The Credit Agreement contains representations and warranties, affirmative, restrictive and financial covenants, and events of default applicable to the Company which are customary for credit facilities of this type.  The description of the loan is not complete and is qualified in its entirety by reference to the entire Credit Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.  Copies of the relevant documents are filed as exhibits hereto.

Item 2.03               Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Form 8-K under the heading “Entry into a Material Definitive Agreement” is hereby incorporated by reference into this Item 2.03.

Item 9.01.               Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.
Not applicable.
(b)	Pro Forma Financial Information.
Not applicable.
(c)	Shell Company Transactions.
Not applicable.
(d)	Exhibits.

Exhibit
Number

10.1          Credit Agreement dated as of October 31, 2013 but made effective as of December 2, 2013 by and among Dr. Tattoff, Inc., DRTHC I, LLC, and DRTHC II, LLC, collectively, as Borrowers, and TCA Global Credit Master Fund, LP, as Lender

10.2           Revolving Note dated as of October 31, 2013 but made effective as of December 2, 2013 by and among Dr. Tattoff, Inc., DRTHC I, LLC, and DRTHC II, LLC, collectively, as Borrowers, and TCA Global Credit Master Fund, LP, as Lender

10.3          Security Agreement dated as of October 31, 2013 but made effective as of December 2, 2013 by and among Dr. Tattoff, Inc., DRTHC I, LLC, and DRTHC II, LLC, collectively, as Debtors, and TCA Global Credit Master Fund, LP, as Secured Party.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DR. TATTOFF, INC.

Date: December 5, 2013	By:	/s/ Harry L. Zimmerman
Harry L. Zimmerman
EVP - COO

EXHIBIT INDEX

Exhibit
Number	Description

10.1
Credit Agreement dated as of October 31, 2013 but made effective as of December 2, 2013 by and among Dr. Tattoff, Inc., DRTHC I, LLC, and DRTHC II, LLC, collectively, as Borrowers, and TCA Global Credit Master Fund, LP, as Lender.

10.2
Revolving Note dated as of October 31, 2013 but made effective as of December 2, 2013 by and among Dr. Tattoff, Inc., DRTHC I, LLC, and DRTHC II, LLC, collectively, as Borrowers, and TCA Global Credit Master Fund, LP, as Lender.

10.3
Security Agreement dated as of October 31, 2013 but made effective as of December 2, 2013 by and among Dr. Tattoff, Inc., DRTHC I, LLC, and DRTHC II, LLC, collectively, as Debtors, and TCA Global Credit Master Fund, LP, as Secured Party.